THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                            SERIES D PREFERRED STOCK
                          SECURITIES PURCHASE AGREEMENT

                                DIVERSIFAX, INC.

            THIS AGREEMENT is made as of the ____ day of May, 1997, between DIVERSIFAX, INC., Nasdaq Symbol "DFAX" (the "Company"), a Delaware corporation, with its principal office at 39 Stringham Avenue, Valley Stream, NY 11580, and _____________________ (the "Purchaser"), with its principal office at __________
__________________________.

            IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

            Section 1. Certain Definitions. For purposes of this Agreement:

            "Closing Date" means the date agreed to by the parties for the delivery of the stock certificate against a wire transfer of the funds to the Company.

            "Closing" means the completion of the purchase and sale of the Shares on the Closing Date.

            "Common Stock" means the common stock of the Company, $.001par value per share.

            "Conversion Date" means the date on which the Purchaser has telecopied the Notice of Conversion to the Company.

            "Convertible Preferred Stock" means the shares of Series D Preferred Stock of the Company, the terms of which are set forth in the Certificate of Designation filed with the Secretary of State of the State of Delaware (a copy of which is attached hereto as Exhibit A, the

"Certificate of Designation").

            "Conversion Price" shall have the meaning as set forth in the Certificate of Designation.

            "Purchase Price" means the aggregate purchase price of the Shares purchased.

            "Shares" means the shares of Convertible Preferred Stock purchased hereunder.

            Section 2. Authorization and Sale of Shares.

            2.1 Authorization. Subject to the terms and conditions of this Agreement, the Company has authorized the sale and issuance of the Shares.

            2.2 Agreement to Sell and Purchase the Shares. In reliance upon the representations and warranties of the Company and Purchaser contained in this Agreement, and upon the terms and conditions hereinafter set forth, the Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to buy from the Company __________ Shares for an aggregate purchase price of ________________ Dollars based on U.S. $1,000 per share. The Shares shall pay a 6% cumulative dividend, payable in cash or Common Stock, at the discretion of the Company, all as set forth in the Certificate of Designation. Such purchase and sale shall occur on the Closing Date.

            2.3 Time and Place of Closing. The Closing shall be held at the offices of Sheldon E. Goldstein, P.C. ("Escrow Agent"), 65 Broadway, New York, NY 10006, as promptly as practicable as agreed to by the parties to this Agreement.

            2.4 Payment and Delivery. At or prior to the Closing, the following shall occur:

                (a) Purchaser shall remit by wire transfer the Purchase Price to Escrow Agent as per a separate escrow agreement (a copy of which is attached hereto as Exhibit B, the "Escrow Agreement"), as payment in full for the Shares.

                (b) The Company shall deliver or cause to be delivered to Escrow Agent a certificate representing the Shares, registered in the name of the Purchaser (or any nominee designated by the Purchaser at least three days before the Closing Date), free and clear of all liens, claims, charges and encumbrances.

                (c) Wire instructions for Escrow Agent are as follows:

                Chase Manhattan Bank, N.A.
                ABA #021000021
                For the Account of
                United States Trust Company of New York

                Account #920-1-073195
                In Favor of
                Sheldon E. Goldstein, P.C. Attorney Trust Account
                Account #59-02347

                (d) At the closing, the Escrow Agent shall remit the monies received in payment of the Purchase Price to the Company, and shall deliver the certificate evidencing the Shares to the Purchaser (or the Purchaser's designee), all in accordance with the provisions of the Escrow Agreement.

            Section 3. General Representations and Warranties of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser that the following are true and correct as of the date hereof .

            3.1 Organization; Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company.

            3.2 Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, 1,000,000 shares of Series A Convertible Preferred Stock, 2,900 shares of Series B Convertible Preferred Stock, and 1,500 shares of Series D Convertible Preferred Stock. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Company will reserve from its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to permit the conversion in full of the Shares.

            3.3 Authorization. The Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Sections 7.8 and 7.11 of this Agreement. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, the Shares are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the Shares will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

            3.4 No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation, Bylaws, or any stockholders agreements and any amendments thereto of the Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets.

            3.5 Accuracy of Reports and Information.

            (a) The Company is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12 (g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is listed and trades on Nasdaq.

            (b) The Company has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer to sale of the Shares (or for such shorter period that the Company has been required to file such material).

            3.6 SEC Filings/Full Disclosure.

            (a) None of the Company's filings with the Securities and Exchange Commission since January 1, 1996 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. Except for the Company's Form 10-Q for the quarter ended August 31, 1996, the Company has, since January 1, 1996, timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

            (b) There is no fact known to the Company (other than information in the public domain) that has not been disclosed to the Purchaser that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, properties or assets of the Company, or could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

            3.7 Absence of Undisclosed Liabilities. Except as set forth in
Schedule 3.7 hereto, the Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the Financial Statements (as defined in Section 4.6 hereof) or as incurred in the ordinary course of business after the date of the

Financial Statements.

            3.8 Governmental Consent, etc. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except (a) the filing with the SEC of a registration statement on Form S-3 (or other appropriate form) for the purpose of registering the Common Stock underlying the Shares (the "Underlying Shares"), (b) the filing of a Form D with the Securities and Exchange Commission in reliance of Regulation D promulgated under the Securities Act, and (c) that the offer and sale of the Shares in certain jurisdictions may be subject to the provisions of, and/or require filings under, the securities or Blue Sky laws of such jurisdictions.

            3.9 Intellectual Property Rights. Except as disclosed in the Company's Form 10-K for the fiscal year ended November 30, 1996 (the "Form 10-K"), the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as contemplated in the Form 10-K. To the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, or results of operations of the Company.

            3.10 Material Contracts. Except as set forth in the Form 10-K, the agreements to which the Company is a party described in the Form 10-K are valid agreements, in full force and effect, the Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

            3.11 Litigation. Except as set forth in the Form 10-K, there is no action, proceeding or investigation pending, or to the Company's knowledge threatened, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, conditions, affairs or operations of the Company. Except as set forth in the Form 10-K or in
Schedule 3.11 hereto, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Except for litigation commenced in the ordinary course of business or as set forth in the Form 10-K, there is no material action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

            3.12 Title to Assets. Except as set forth in Form 10-K, the Company has good and marketable title to all properties and material assets described in the Form 10-K as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

            3.13 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, except as stated in the Form 10-K.

            3.14 Required Governmental Permits. The Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

            3.15 Listing. The Company will use its best efforts to maintain the listing of its Common Stock on the Nasdaq Small Cap Market or other organized United States market or quotation system.

            3.16 Financing Restrictions.

            (a) There are no other outstanding securities debt or equity presently convertible into Common Shares.

            (b) The Company cannot, without the prior approval in writing from a majority in interest of the holders of the Convertible Preferred Stock, obtain convertible debt or equity financing for a period of one hundred eighty (180) days following the Closing Date; however, the Company will not require prior approval if (i) the Company's share price at the time of such financing is greater than 200% of the closing price of the Common Stock on the Closing Date,
(ii) the financing is with a company or entity with which the Company has a business or strategic relationship, or (iii) the financing is made in accordance with Section 3.17.

            3.17 Right of First Refusal. If within one hundred and eighty (180) days from the Closing Date, the Company wishes to complete a financing involving the issuance of securities with similar characteristics to the Shares, then the Purchaser shall have the right of first refusal to participate in such offering and shall have three (3) business days to reply in writing after receipt of written notice of such proposed financing from the Company. In the event a writing is not received by the Company, this will be deemed a refusal by the Purchaser.

            3.18 Legal Opinion. Purchaser shall, upon purchase of the Shares, receive an opinion letter from counsel to the Company, to the effect that:

                 (a) The Company is duly incorporated and validly existing in the jurisdiction of its incorporation.

                 (b) To such counsel's knowledge, except as set forth in the Form 10-K, there is no action, proceeding or investigation pending or threatened against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, conditions, affairs or operations of the Company.

                 (c) To such counsel's knowledge, except as set forth in Section
      3.11 the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                 (d) To such counsel's knowledge, except for litigation commenced in the ordinary course of business or as set forth in the Form 10-K, there is no material action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

                 (e) This Agreement, the issuance of the Shares and the issuance of Underlying Shares upon conversion of the Shares, have been duly approved by all required corporate action and that all such securities, upon delivery in accordance with the terms of this Agreement and the related Escrow Agreement, shall be validly issued and outstanding, fully paid and nonassessable.

            3.19 Use of Proceeds. The Company represents that the net proceeds from this offering will be used to fund the possible acquisitions, strategic alliances, working capital and general corporate purposes.

            Section 4. Representations, Warranties and Covenants of the Purchaser. The Purchaser represents and warrants to, and covenants with, the Company that the following are true and correct as of the date hereof.

            4.1 Authority. The Purchaser's signatory has all right, power, authority and capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and will constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Sections 7.8 and 7.11 of this Agreement.

            4.2 Investment Experience. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act, based upon Purchaser being a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with assets in excess of Five Million ($5,000,000) Dollars. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company, including the Form 10-K and the Company's Form 10-Q for the three months ended February 28, 1997 (the "SEC Reports"), to reach an informed and knowledgeable decision to acquire the Shares. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares.

            4.3 Investment Intent. Without limiting its ability to resell the Shares and underlying Common Stock pursuant to an effective registration statement, Purchaser represents that it is purchasing the Shares for its own account as principal for investment purposes. Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchaser or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and any applicable state securities laws, and the rules and regulations promulgated thereunder.

            4.4 Registration or Exemption Requirements. Purchaser further acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

            4.5 No Legal, Tax or Investment Advice. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

            4.6 Purchaser Review. Purchaser hereby represents and warrants that the Purchaser has carefully examined the SEC Reports and the financial statements contained therein (the "Financial Statements"). The Purchaser acknowledges that the Company has made available to the Purchaser all documents and information that it has requested relating to the Company and has provided answers to all of its questions concerning the Company and the Shares. More specifically, the Purchaser has had an opportunity to ask questions of and speak with representatives of the Company, including, without limitation, the President of the Company. Nothing stated in the previous two sentences, however, shall be deemed to affect the representations and warranties of the Company contained in this Agreement.

            4.7 Legend.

            (a) In addition to any other legends which may be necessary to reflect the maximum conversion prices of the Shares, or the time at which the Shares become convertible, the certificate or certificates representing the Shares shall be subject to a legend restricting transfer under the Securities Act, such legend to be substantially as follows:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMP-TION THEREFROM UNDER SAID ACT WHICH IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY."

The certificates shall also include any legends required by any applicable state securities laws.

            (b) Subject to this section, prior to any transfer or sale of any of the Shares, the holder desiring to effect such transfer or sale shall deliver to the Company (i) a written notice briefly describing the manner of such transfer or sale, (ii) if requested by the Company, a written opinion of counsel for such holder (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) to the effect that such transfer or sale may be effected without the registration of such Shares under the Securities Act and applicable state law, and (iii) the agreement of the transferee to the provisions of this Section 4.7, and the Company shall thereupon permit or cause its transfer agent (if any) to permit such transfer or sale to be effective.

            (c) The legend(s) endorsed on a stock certificate pursuant to this
Section 4.7 shall be removed and the Company shall issue a replacement certificate without such legend to the holder of such certificate if (1) the Shares represented by such certificate are registered under the Securities Act, and sold by the holder thereof in accordance with such registration, (2) a written opinion to the effect that such restrictions are no longer required or necessary under any federal or state securities law or regulation has been received from counsel for the holder thereof (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) or counsel for the Company, (3) such Shares have been sold without registration under the Securities Act in compliance with Rule 144 or Rule 144A promulgated under the Securities Act, or (4) the Company is reasonably satisfied that the holder of such Shares, in accordance with the terms of Subsection (k) of Rule 144 or of Rule 144A promulgated under the Securities Act, shall be entitled to sell such Shares pursuant to such Subsection.

            Section 5. Conditions to the Purchaser's Obligation to Purchase. The Company understands that the Purchaser's obligation to purchase the Shares is conditioned upon:

                  (a) Acceptance by Purchaser of this Agreement for the sale of the Shares, as evidenced by the execution of this Agreement by its authorized officers;

                  (b) Delivery of the Shares into Escrow;

                  (c) A filed Certificate of Designation.

            Section 6. Conditions to Company's Obligation to Sell. Purchaser understands that the Company's obligation to sell the Shares is conditioned upon:

(a) The receipt and acceptance by the Company of this Agreement for the sale of the Shares as evidenced by execution of this Agreement by an officer of the Company;

                  (b) Delivery into escrow by Purchaser of good funds as payment in full for the purchase of the Shares.

            Section 7. Registration Rights of the Shares; Compliance with the Securities Act.

            7.1 On or before thirty (30) days after the Closing Date, the Company shall file, at its own expense, a Registration Statement under the Securities Act, covering the resale of the Underlying Shares (the "Registrable Securities"), and shall use its best efforts to cause such Registration Statement to become effective. The Company promptly shall give the Purchaser written notification of the effectiveness of such Registration Statement under the Securities Act, and, when determined, each state where registered.

            7.2 The number of Registrable Securities to be registered shall be two hundred (200%) percent of the number of shares that would be required if all of the Registrable Securities were converted on the date two days prior to the date of the initial filing of the Registration Statement, but not to exceed the maximum number of shares obtainable upon conversion.

            (a) The Company will maintain any Registration Statement or post-effective amendment filed under this Section 7 current under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date the Purchaser receives an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144, or (iii) the second anniversary of the effective date of the Registration Statement.

            (b) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of any Registration Statement under subparagraph 7.1 and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Purchaser shall bear the cost of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall use its best efforts to qualify the Registrable Securities for sale in such states as the Purchaser reasonably designates and shall furnish indemnification in the manner provided in Section 7.8 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the Purchaser. The Company at its expense will supply the Purchaser with copies of such Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Purchaser.

            (c) The Company shall not be required by this Section to include the Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Purchaser and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Purchaser and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in the Purchaser obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

            (d) In the event the Registration Statement to be filed by the Company pursuant to Section 7(a) above is not declared effective by the SEC within ninety (90) days of the Closing Date, then the Company will pay Purchaser by wire transfer, as liquidated damages for such failure and not as a penalty, one (1%) percent of the principal amount of the Shares for the first month and two (2%) percent of the principal amount of the Shares each month thereafter until the Company procures registration of the Registrable Securities. These liquidated damages shall be pro-rated based upon the number of days in each month that the Registration Statement is not effective. If the Company does not remit the damages to the Purchaser as set forth above, the Company will pay the Purchaser reasonable costs of collection, including reasonable attorneys fees, in addition to the liquidated damages. Such payment shall be made to the Purchaser immediately if the registration of the Registrable Securities is not effected; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Section. The registration of the Registrable Securities pursuant to this provision shall not affect or limit the Purchaser's other rights or remedies as set forth in this Agreement.

            7.4 Cooperation with Company. The Purchaser will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

            7.5 Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

            (a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Registrable Securities whenever the Purchaser shall desire to sell or otherwise dispose of the same;

            (b) furnish to the Purchaser such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

            (c) use its best efforts to register and qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Purchaser shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Purchaser to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

            (d) use its best efforts to list the Registrable Securities on the NASDAQ National Market System or Small Cap Market or any securities exchange on which any securities of the Company is then listed, if the listing of the Registrable Securities is then permitted under the rules of such exchange or NASDAQ Small Cap Market or National Market System;

            (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

            (f) notify the Purchaser of Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            7.6 Temporary Cessation of Offers and Sales by Purchaser. The Purchaser acknowledges that there may occasionally be times when the Company may be required to suspend the use of the prospectus forming part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, until the prospectus is supplemented or amended to comply with the Securities Act, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Company agrees to file any necessary amendments, supplements and reports as soon as practicable under the circumstances. Purchaser hereby covenants that it will not sell any Registrable Securities pursuant to said prospectus during a period of not more than 45 days commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that Purchaser may thereafter effect sales pursuant to said prospectus, as the same may have been supplemented or amended.

            7.7 Information by Purchaser. The Purchaser of Registrable Securities included in the Registration Statement shall furnish to the Company such information regarding the Purchaser and the distribution proposed by the Purchaser as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 7.

            7.8 Indemnification.

            (a) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 7 hereof, the Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act ("Distributing Purchasers") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Purchasers may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, information furnished to the Company by any Distributing Purchasers. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Distributing Purchaser agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement in which Registrable Securities are included, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, information furnished to the Company by such Distributing Purchaser and, provided further, that the indemnity agreement contained in this
Section 7.8(b) shall not inure to the benefit of the Company with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Company failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the

Company was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Distributing Purchasers may otherwise have.

            (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the reasonable fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Purchaser, the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party if
(i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Purchaser and the indemnifying party and the Distributing Purchaser shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Purchaser (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Purchaser, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Purchaser, which firm shall be designated in writing by the Distributing Purchaser). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

            7.9 Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the Distributing Purchaser makes a claim for indemnification pursuant to Section 7.8 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 7.8 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Distributing Purchaser, then the Company and the applicable Distributing Purchaser shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Purchaser agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            7.10 Underwriter. The Company understands that the Purchaser disclaims being an "underwriter" (as such term is defined under the Securities Act and the rules and regulations promulgated thereunder (an "Underwriter")), but Purchaser being deemed an Underwriter shall not relieve the Company of any obligation it has hereunder.

            7.11 Indemnification. Each of the Company and the Purchaser agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

            7.12 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Shares to the public without registration, the Company agrees to use its best efforts to:

                 (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, for as long as the Company is subject to the reporting requirements of the Securities Act or the Exchange Act;

                 (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                 (c) to furnish to Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing Purchaser to sell any such Shares without registration.

            Section 8. Legal Fees and Expenses. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby. The parties acknowledge that Malachi Group, Inc. shall receive a placement fee of 10%.

            Section 9. Conversion.

            (a) Conversion of the Shares may be made at the Conversion Price after effectiveness of registration under the Securities Act of the Underlying Shares, or at such time as the Underlying Shares may be sold without registration under the Securities Act in compliance with Rule 144 promulgated under the Securities Act, as follows:

             0 -  30 days           -        One-third of investment
            31 -  60 days           -        Two-thirds of investment
            After 61 days           -        100% of investment

            (b) Subject to the Corporation's right to redeem the Shares in certain instances as described in the Certificate of Designation, any and all Shares outstanding on the third anniversary of the Closing Date shall automatically convert into Common Stock as provided in the Certificate of Designation.

            (c) Purchaser shall convert the Shares to Common Stock, in whole or in part by telecopying an executed and completed Notice of Conversion (in the form annexed hereto as Exhibit C, the "Notice of Conversion") to the Company and delivering the original Notice of Conversion and the certificate representing the Shares to be converted to the Company within three (3) business days of exercise. Each date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will transmit the certificates representing the Common Stock issuable upon conversion of all or any part of the Shares (together with the certificates representing portions of the Shares not so converted) to the Purchaser within three (3) business days after the Company has received the original Notice of Conversion and the certificate evidencing the Shares being so converted. The Notice of Conversion and certificate representing the Shares being converted shall be delivered to the Company at the address provided in
Section 11 hereof.

            (d) In the event Purchaser converts the Shares subject to the "ceiling" formula of $2.25 per share on the first one-third of the Shares converted; $2.50 per share on the second one-third of the Shares converted; and $2.75 per share on the third one-third of the Shares converted, Purchaser agrees to convert at $2.25 first, $2.50 next and $2.75 last.

            In the event that the Shares are not converted within ten (10) business days of receipt by the Company of a valid Conversion Notice and certificates representing the Shares to be converted (such date of receipt referred to as the "Applicable Date") due to the failure of the Company to timely process the Conversion Notice, as opposed to the failure to timely process by the transfer agent, the Company shall pay to the Purchaser, by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to one (1%) percent per day of the purchase price of the Shares to be converted which shall run from the Applicable Date; provided, however, that the liquidated damages for a failure to deliver certificates of Common Stock shall equal only 15% per month of the purchase price of the Shares to be converted for the first two months from the Applicable Date that the certificates of Common Stock are not delivered, and 25% per month for each month thereafter, if both of the following conditions are satisfied by the Company:
(i) the failure to deliver certificates of Common Stock is the result of a lack of available authorized shares of Common Stock, and (ii) the Company commences, within 15 business days after the Applicable Date, the process to obtain stockholder approval to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock by an amount sufficient to permit conversion of all shares of Convertible Preferred Stock then outstanding; provided, further, in no event shall the liquidated damages paid hereunder exceed the fair market value of the shares of Common Stock underlying the Shares to be converted on the Applicable Date.

            Section 10. Covenant of Purchaser. Purchaser agrees that it will not at any time sell the Common Stock short.

            Section 11. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first class registered or certified airmail, postage prepaid, and shall be deemed given when so mailed:

                 (a) if to the Company, to

                     Diversifax, Inc.
                     39 Stringham Avenue
                     Valley Stream, NY  11580
                     Attn:  Irwin A. Horowitz, President
                     (Tele) (516) 872-0650
                     (Fax)  (516) 872-0904
                     copy to:

                     Breslow & Walker, LLP
                     767 Third Avenue
                     New York, NY  10017
                     Attn: Gary T. Moomjian
                     (Tele)  (212) 832-1930
                     (Fax)   (212) 888-4955

or to such other person at such other place as the Company shall designate to the Purchaser in writing;

                 (b) if to the Purchaser, to





                     copy to:

                     Sheldon E. Goldstein, P.C.
                     65 Broadway
                     New York, NY 10006
                     Attn:  Sheldon E. Goldstein, Esq.

or at such other address or addresses as may have been furnished to the Company in writing; or

                 (c) if to any transferee or transferees of a Purchaser, at such address or addresses as shall have been furnished to the Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company in writing.

            Section 12. Miscellaneous.

            12.1 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement or any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

            12.2 Amendments. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and by a majority in interest of the holders of the Convertible Preferred Stock.

            12.3 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            12.4 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            12.5 Governing Law/Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the 1933 Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the courts of or located in the State of New York, specifically the Southern District of New York and/or the Supreme Court of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

            12.6 Recovery of Attorney's Fees. Should any party bring an action to enforce the terms of this Agreement then, if Purchaser prevails in such action it should be entitled to recovery of its reasonable attorney's fees from the Company, and if the Company prevails in such action it shall be entitled to recovery of its reasonable attorney's fees from the Purchaser.

            12.7 Fees. Except as provided in Section 12.6, the Company acknowledges that Purchaser shall have no responsibility for the payment of any of the Company's fees in connection with this offering.

            12.8 Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

            12.9 Publicity. The Purchaser shall not issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the Company, except as may be required by applicable law or regulation.

            12.10 Assignment. The rights granted to Purchaser under this Agreement shall not be assigned without the agreement of the transferee to assume all of the rights and obligations of the Purchaser under this Agreement.

            12.11 Survival. The representations and warranties in this Agreement shall survive Closing.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives the day and year first above written.

                                     DIVERSIFAX, INC.


                                     By
                                        -------------------------------
                                     Officer

                                     ----------------------------------


                                     By
                                       -------------------------------
                                     Officer

                                                                       EXHIBIT C

                              NOTICE OF CONVERSION

        (To be Executed by the Registered Holder in order to Convert the
                            Series D Preferred Stock)

The undersigned hereby irrevocably elects to convert ______ shares of Series D Preferred Stock (the "Preferred Stock") of DIVERSIFAX, INC. (the "Company") evidenced by Certificate No. ____ into shares of common stock of the Company (the "Common Stock"), according to the conditions hereof, as of the date written below.

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made in compliance with Regulation D, pursuant to an exemption from registration under the Act, or pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), subject to any restrictions on sale or transfer set forth in the Preferred Stock Securities Purchase Agreement between the Company and the undersigned.


     -----------------------------------         ---------------------------
     Date of Conversion                          Applicable Conversion Price

     -----------------------------------         ---------------------------
     Number of Common Shares upon                $ Amount of Conversion
     Conversion


     -----------------------------------         ---------------------------
     Signature                                   Name

Address:                                    Delivery of Shares to:

                                                                      EXHIBIT B

                                ESCROW AGREEMENT

            THIS AGREEMENT is made as of the ____ day of May, 1997 by and between DIVERSIFAX, INC., with its principal office at 39 Stringham Avenue, Valley Stream, NY 11580 (hereinafter the "Company"), __________________ LLC (the "Purchaser"), with its principal office at _____________________________________

(hereinafter the "Purchaser") and SHELDON E. GOLDSTEIN, P.C., 65 Broadway, 10th Fl., New York, NY 10006 (hereinafter the "Escrow Agent").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Securities Purchase Agreement dated May __, 1997 by and between the Company and the Purchaser (the "Agreement"), Purchaser has agreed to purchase shares of the Series D Preferred Stock of the Company (the "Securities") at a purchase price as set forth in the Agreement, signed by the Company and Purchaser; and

            WHEREAS, the Company and the Purchaser desire that the Escrow Agent hold the funds remitted by Purchaser in payment of the Purchase Price (the "Funds") in escrow, subject to the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

                               TERMS OF THE ESCROW

            1.1 The parties hereby establish an escrow account (the "Escrow Account") with the Escrow Agent whereby the Escrow Agent shall hold the Funds for the purchase of the Securities.

            1.2 Upon the Escrow Agent's receipt of the Funds into the Escrow Account, he shall notify the Company, or the Company's designated attorney or agent, of the receipt and the amount thereof.

            1.3 The Company, upon receipt of said notice and acceptance of the

Agreement, as evidenced by the Company's execution thereof, shall deliver to Escrow Agent the Securities being purchased. Escrow Agent shall then communicate with the Company to confirm the confirmation of receipt.

            1.4 Once the Escrow Agent has received the Securities, he shall immediately wire the Funds to the Company, per the written instructions of the Company. Once the Funds have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Securities delivered as per instructions from the Purchaser.

            1.5 Should the Company attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and the Purchaser in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from the Company and the Purchaser or its agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the Securities and the Funds. Upon receipt by the Escrow Agent of said notice from the Company and the Purchaser of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Securities and/or the Funds, the Escrow Agent shall promptly thereafter transfer all of the Securities and/or the Funds held in the Escrow Account to said successor escrow agent. Immediately after said transfer of Securities, the Escrow Agent shall furnish the Company and the Purchaser with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company or the Purchaser after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Purchaser to transfer the Securities and/or the Funds to a successor escrow agent or joint instructions from the Company and the Purchaser to return the funds to the Purchaser and/or the Securities to the Company.

            1.6 The Escrow Agent shall be reimbursed by the Company and the Purchaser for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

            1.7 The Escrow Agent shall not be liable for any action taken or omitted by him in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

            1.8 The Company and the Purchaser warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement:

            (i) there is no security interest in the Securities or any part thereof;

            (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

           (iii) the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

            1.9 The Escrow Agent has no liability hereunder to either party other than to hold the Securities and the Funds and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement, unless such liability is the result of the gross negligence or willful misconduct of the Escrow Agent.

                                    ARTICLE 2

                                  MISCELLANEOUS

            2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

            2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows:

            (i)      Diversifax, Inc.
                     39 Stringham Avenue
                     Valley Stream, NY  11580
                     Attn:  Irwin A. Horowitz, President
                     (Tele) (516) 872-0650
                     (Fax)  (516) 872-0904

            (ii)     Libertyview Fund, LLC
                     101 Hudson Street
                     Jersey City, NJ  07302
                     Attn: George Hartigan
                     Tele: (201) 200-9093
                     Fax:  (201) 200-1982

            (iii)    Sheldon E. Goldstein, P.C.

                     65 Broadway
                     New York, NY  10006
                     Attn: Sheldon E. Goldstein, Esq.
                     Tele: (212) 809-4220
                     Fax: (212) 809-4228

            2.3 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

            2.4 This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by all of the parties hereto.

            2.5 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same.

            2.6 The Company acknowledges and confirms that it is not being represented in a legal capacity by Sheldon E. Goldstein, P.C. and it has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement.

            2.7 The parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, existing out of, or relating in any way to, any provisions of this Agreement shall be brought through the American Arbitration Association at the designated locale of New York, New York.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the ____ day of May, 1997.

                                              DIVERSIFAX, INC.


                                              By
                                                ------------------------------
                                                Officer

                                              --------------------------------


                                              By
                                                ------------------------------
                                                Officer

                                              SHELDON E. GOLDSTEIN, P.C.,
                                               Escrow Agent


                                              By
                                                ------------------------------
                                                Sheldon E. Goldstein


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